SENECA FALLS SAVINGS BANK

                              AMENDED AND RESTATED

                         2005 DEFERRED COMPENSATION PLAN









                 Amended and Restated Effective January 1, 2005
















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                            SENECA FALLS SAVINGS BANK
                              AMENDED AND RESTATED
                         2005 DEFERRED COMPENSATION PLAN

     THIS AMENDED AND RESTATED 2005 DEFERRED COMPENSATION PLAN (the "Plan"), sponsored by Seneca Falls Savings Bank (the "Bank"), updates and revises the 2005 Deferred Compensation Plan (the "Prior Plan") in order to bring the Prior Plan into compliance with the final regulations issued under Section 409A of the Internal Revenue Code of 1986, as amended (the "Code") in April, 2007. The Bank has herein restated the Plan with the intention that the Plan shall at all times satisfy Code Section 409A, and the provisions of the Plan shall be construed to effectuate such intentions. References to the "Company" mean Seneca-Cayuga Bancorp, Inc. a federal corporation that owns 100% of the common stock of the Bank.

                                   ARTICLE I

                           PURPOSE AND EFFECTIVE DATE

     Section 1.01 Purpose. The purpose of the Plan is to permit a select group of management (at the level of vice president or higher) or highly compensated employees and directors of the Bank to defer on a pre-tax basis al1 or a portion of their compensation paid by the Bank in order to provide funds for retirement. It is intended that the Plan will aid in retaining and attracting employees and directors by providing such persons with a means to supplement their standard of living at retirement.

     Section 1.02 Effective Date. The Plan was originally effective in May, 1981. The Plan is hereby amended and restated effective January 1, 2005.

                                   ARTICLE II

                                   DEFINITIONS

     For the purposes of this Plan, the following words and phrases shall have the meanings indicated, unless the context clearly indicates otherwise.

     Section 2.01 Bank. "Bank" means Seneca Falls Savings Bank.

     Section 2.02 Beneficiary. "Beneficiary" means the person, persons or entity designated by the Participant to receive any benefits payable under the Plan. Any Participant Beneficiary designation shall be made in a written instrument filed with the Bank in the form attached hereto as Exhibit B and shall become effective only when received, accepted and acknowledged in writing by the Bank.

     Section  2.03  Board.  "Board"  means the Board of  Directors  of the Bank.

     Section 2.04 Change in Control. "Change in Control" of the Company or the Bank shall mean (i) a change in ownership of the Company or the Bank under paragraph (a) below, or (ii) a change in effective control of the Company or the Bank under paragraph (b)

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below, or (iii) a change in the ownership of a substantial portion of the assets of the Company or the Bank under paragraph (c) below:

     (a) Change in the ownership of the Company or the Bank. A change in the ownership of the Company or the Bank shall occur on the date that any one person, or more than one person acting as a group (as defined in paragraph (b)), acquires ownership of stock of the corporation that, together with stock held by such person or group, constitutes more than 50 percent of the total fair market value or total voting power of the stock of such corporation. However, if any one person or more than one person acting as a group, is considered to own more than 50 percent of the total fair market value or total voting power of the stock of a corporation, the acquisition of additional stock by the same person or persons is not considered to cause a change in the ownership of the corporation (or to cause a change in the effective control of the corporation (within the meaning of paragraph (b) below)). An increase in the percentage of stock owned by any one person, or persons acting as a group, as a result of a transaction in which the corporation acquires its stock in exchange for property will be treated as an acquisition of stock for purposes of this section. This paragraph (a) applies only when there is a transfer of stock of a corporation (or issuance of stock of a corporation) and stock in such corporation remains outstanding after the transaction.

     (b) Change in the effective control of the Company or the Bank. A change in the effective control of the Company or the Bank shall occur on the date that either (i) any one person, or more than one person acting as a group (as determined below), acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by such person or persons) ownership of stock of the corporation possessing 30 percent or more of the total voting power of the stock of such corporation; or (ii) a majority of members of the corporation's board of directors is replaced during any 12-month period by directors whose appointment or election is not endorsed by a majority of the members of the corporation's board of directors prior to the date of the appointment or election, provided that for purposes of this paragraph (b)(ii), the term corporation refers solely to a corporation for which no other corporation is a majority shareholder. In the absence of an event described in paragraph (i) or (ii), a change in the effective control of a corporation will not have occurred. If any one person, or more than one person acting as a group, is considered to effectively control a corporation (within the meaning of this paragraph (b)), the acquisition of additional control of the corporation by the same person or persons is not considered to cause a change in the effective control of the corporation (or to cause a change in the ownership of the corporation within the meaning of paragraph (a)). Persons will not be considered to be acting as a group solely because they purchase or own stock of the same corporation at the same time, or as a result of the same public offering.

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     (c)       Change in the ownership of a substantial portion of the Company's or the Bank's assets. A change in the ownership of a substantial portion of the Company's or the Bank's assets shall occur on the date that any one person, or more than one person acting as a group (as determined below), acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by such person or persons) assets from the corporation that have a total gross fair market value equal to or more than 40% of the total gross fair market value of all of the assets of the corporation immediately prior to such acquisition or acquisitions. For this purpose, gross fair market value means the value of the assets of the corporation, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets. There is no Change in Control event under this paragraph (c) when there is a transfer to an entity that is controlled by the shareholders of the transferring corporation immediately after the transfer.

     (d) Each of the sub-paragraphs (a) through (c) of this Section 2.04 shall be construed and interpreted consistent with the requirements of Code Section 409A and any Treasury regulations or other guidance issued thereunder. Notwithstanding anything in this subsection to the contrary, a Change in Control shall not be deemed to have occurred upon the conversion of the Seneca Falls Savings Bank, MHC, the Bank's mutual holding company parent, to stock form, or in connection with any reorganization used to effect such a conversion.

     Section 2.05 Code. "Code" means the Internal Revenue Code of 1986, as amended from time to time, and the rules and regulations promulgated thereunder.

     Section 2.06 Deferral Agreement. "Deferral Agreement" means the written form (attached hereto as Exhibit A) that is submitted by the Participant to the human resources officer of the Bank before the relevant Election Date which indicates the amount of compensation to be deferred, the timing and form of distribution(s). A Deferral Agreement becomes effective when it is signed by the Participant and the Bank in a timely manner.

     Section 2.07 Deferral Benefit. "Deferral Benefit" means the benefit payable to a Participant as calculated in Article VI hereof.

     Section 2.08 Deferred Benefit Account. "Deferred Benefit Account" means the accounts maintained on the books of account of the Bank for each Participant pursuant to Article V. Separate Deferred Benefit Accounts shall be maintained for each Participant. More than one Deferred Benefit Account may be maintained for each Participant if necessary to reflect separate year deferral elections. A Participant's Deferred Benefit Account shall be utilized solely as a device for the measurement and determination of the amounts to be paid to the Participant pursuant to this Plan. A Participant's Deferred Benefit Account shall not constitute or be treated as a trust fund of any kind.

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     Section 2.09  Determination  Date.  "Determination  Date" means the date on which the amount of a Participant's Deferred Benefit Account is determined as provided in Article V hereof. The last day of each calendar month shall be a Determination Date.

     Section  2.10   Disability.   "Disability"   means  any  case  in  which  a
Participant: (i) is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months; (ii) is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, receiving income replacement benefits for a period of not less than 3 months under an accident and health plan covering employees of the Bank (or would receive such benefits if eligible to participate in the plan); or (iii) is determined to be totally disabled by the Social Security Administration.

     Section 2.11 Election Date. The "Election Date" is the date established by this Plan as the date on or before which a Participant must submit a valid Deferral Agreement or Notice of Adjustment of Deferral to the Board. The applicable Election Dates are as follows: (a) 30 days after a newly eligible Participant is notified of his right to participate in the Plan, or (b) at least 30 days prior to January 1st of any Plan Year if (a) above does not apply.

     Section 2.12 Participant. "Participant" means any individual who is designated by the Bank to participate in this Plan and who elects to participate by filing a Deferral Agreement as provided in Article IV.

     Section 2.13 Plan. "Plan" shall mean the Seneca Falls Savings Bank Amended and Restated 2005 Deferred Compensation Plan.

     Section 2.14 Plan Administrator. "Plan Administrator" means the committee appointed by the Board to administer the Plan.

     Section 2.15 Plan Year. "Plan Year" means a twelve month period commencing January 1 and ending the following December 31.

     Section 2.16 Separation from Service. "Separation from Service" means:

         (a) the Participant's retirement or termination of employment with the Bank.

         (b) No Separation from Service shall be deemed to occur due to military leave, sick leave or other bona fide leave of absence if the period of such leave does not exceed six months or, if longer, so long as the Participant's right to reemployment is provided by law or contract. If the leave exceeds six months and the Participant's right to reemployment is not provided by law or by contract, then the Participant shall be deemed to have a Separation from Service on the first date immediately following such six-month period.

         (c) Whether a Separation from Service has occurred is determined based on whether the facts and circumstances indicate that the Bank and the Participant reasonably anticipated that no further services would be

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               performed  after a  certain  date or that the  level of bona fide services the Participant would perform after such date (whether as an employee or as an independent contractor) would permanently decrease to less than 50% of the average level of bona fide services performed over the immediately preceding 36 months (or such lesser period of time in which the Participant performed
               services  for  the  Bank).   The   determination   of  whether  a
               Participant has had a Separation from Service shall be made by applying the presumptions set forth in the Treasury Regulations under Code Section 409A.

     Section  2.17  Specified  Employee.   "Specified  Employee"  means  a  "key
employee" of a publicly traded company within the meaning of Code Section 409A and the final regulations or other guidance issued thereunder.

                                  ARTICLE III

                                 ADMINISTRATION

     Section 3.01 Plan Administrator and Board Duties. This Plan shall be administered by the Plan Administrator. Decisions of the Plan Administrator shall be reviewable by the Board. The Board shall also have the authority to make, amend, interpret, and enforce all appropriate rules and regulations for the administration of this Plan and decide or resolve any and all questions including interpretations of this Plan, as may arise in connection with the Plan. A Participant who is a member of the Board may vote on matters affecting all Participants but may not vote on matters solely relating to his benefits.

     Section 3.02 Binding Effect of Decisions. Subject to Article IX herein, any decision or action of the Board in respect to any question arising out of or in connection with the administration, interpretation and application of the Plan and the rules and regulations promulgated hereunder shall be final, conclusive and binding upon all persons having any interest in the Plan.

                                   ARTICLE IV

                                  PARTICIPATION

     Section 4.01 Participation. Participation in the Plan shall be limited to individuals who are vice presidents (or higher) of the Bank and directors of the Bank who file a Deferral Agreement with the Bank. Except as provided in Section 2.11(a), a Deferral Agreement must be filed with the Plan Administrator at least 30 days prior to January 1st immediately preceding the Plan Year in which the Participant's participation under the agreement will commence. A properly completed and timely executed Deferral Agreement shall be effective on the first day of the Plan Year following receipt by the Bank. With respect to a Deferral Agreement filed by an officer or director who first becomes eligible after the first day of a Plan Year, such Deferral Agreement shall be effective only with respect to compensation or director's fees not yet earned and based on services not yet performed at the time of the execution and filing of the Deferral Agreement.

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     Section  4.02 Minimum  Deferral.  A  Participant  may elect in any Deferral
Agreement to defer all or a portion of his compensation and future compensation increases. The minimum amount that may be deferred under an officer's Deferral Agreement shall be $1,000.

     Section 4.02(a) From time to time the Bank may increase or decrease the minimum deferral set forth above (or establish a maximum deferral) by giving reasonable written notice to the affected Participants. Such changes shall be effective for all Deferral Agreements filed thereafter.

     Section 4.02(b) A Participant's election to defer compensation shall be irrevocable for a Plan Year upon the filing of a Deferral Agreement.

     Section 4.03 Duration of Deferral Agreement. Deferral Agreements remain in effect until revoked or modified by the filing of a new Deferral Agreement or Notice of Adjustment of Deferral, which shall be effective for the Plan Year following the Plan Year in which it is submitted.

     Section 4.04 Revocation or Reduction of Deferral. Deferrals of future compensation may be stopped or reduced by timely filing a Notice of Adjustment of Deferral (attached hereto as Exhibit C). Such revocation or reduction will be effective as of the 1st day of the next succeeding Plan Year.

     Section 4.05 Increase of Deferral. A new Notice of Adjustment of Deferral or new Deferral Agreement must be filed under the terms of Section 2.11(b) if the Participant wishes to increase the amount of compensation being deferred. Such an election will be effective on the 1st day of the next succeeding Plan Year.

     Section 4.06 No Deferral Without Agreement. An eligible officer or director who has not submitted a valid Deferral Agreement to the Plan Administrator before the relevant Election Date set forth in 2.11may not defer any compensation until the next Plan Year. A Participant who has not submitted a valid timely Deferral Agreement or Notice of Adjustment of Deferral to the Plan Administrator in accordance with Section 2.11(b) shall either (i) have deferrals deducted in accordance with the Participant's last validly filed Deferral Agreement in accordance with Section 4.03 or, (ii) if no deferrals are being deducted from the Participant's compensation or director's fees, then the Participant shall not be entitled to make deferrals until the next Plan Year.

     Section 4.07 When to File Deferral Agreement or Notice of Adjustment of Deferral. A Notice of Adjustment of Deferral shall be filed to increase or reduce deferrals in a future Plan Year or Years. A Notice of Adjustment of Deferral shall also be filed to eliminate entirely deferrals for the next Plan Year or for all future Plan Years. The filing of a new Deferral Agreement shall not change the time or form of distribution of amounts credited to a Participant's Deferred Benefit Account, and earnings on such amounts, that are subject to a previously filed Deferral Agreement.

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                                   ARTICLE V

                            DEFERRED BENEFIT ACCOUNT

     Section 5.01 Deferred Benefit Account. The amount that a Participant elects to defer pursuant to a validly executed and filed Deferral Agreement, shall be credited by the Bank to the Participant's Deferred Benefit Account. To the extent that the Bank is required to withhold any taxes or other amounts from the Participant's deferred compensation pursuant to any state, federal or local law, such amounts shall first be taken out of the portion of the Participant's compensation which is not deferred under this Plan.

     Section 5.02 Vesting of Deferred Benefit Account. A Participant shall be 100% vested in his Deferred Benefit Account(s).

Section 5.03 Interest Credit. Compensation deferred by a Participant plus an amount equal to the Participant's deemed interest shall be credited to the Participant's Deferred Benefit Account(s) on each Determination Date. Interest shall be credited at a rate which is annually determined by the Board.

     Section 5.04 Determination of Account. Each Participant's Deferred Benefit Account(s), as of each Determination Date, shall consist of the balance of the Participant's Deferred Benefit Account(s) as of the immediately preceding Determination Date. The Deferred Benefit Account(s) of each Participant shall be reduced by the amount of all distributions, if any, made from such Deferred Benefit Account(s) since the preceding Determination Date, and increased by any contributions and interest credited to such Deferred Benefit Account(s) since the preceding Determination Date.

     Section 5.05 Statement of Accounts. The Bank shall submit to each Participant, within 120 days after the close of each Plan Year, a statement in such form as the Bank deems desirable, setting forth the balance to the credit of such Participant in his Deferred Benefit Account(s) as of the last day of the preceding Plan Year.

                                   ARTICLE VI

                                    BENEFITS

     Section 6.01 Benefit Upon Separation from Service. Upon a Participant's Separation from Service (other than due to death or Disability), a Participant shall be entitled to a Deferral Benefit payable under Section 6.04.

     Section 6.02 Death. If a Participant dies after the commencement of payments of his Deferral Benefit, his Beneficiary shall receive the remaining installments of his Deferred Benefit Account in accordance with the Participant's existing distribution election. If a Participant has not designated a Beneficiary under the Plan, or if no designated Beneficiary is living on the date of distribution hereunder, amounts distributable pursuant to this Section shall be distributed first to the Participant's surviving spouse, or if none, to the Participant's estate. If a Participant dies prior to any payments of a Deferral Benefit, his Beneficiary shall receive a lump sum payment equal to his Deferred Benefit Account as of the Determination Date within

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thirty (30) days following such death or in annual  installments  as provided in the Participant's Deferral Agreement.

     Section 6.03 Disability. In the event of Disability prior to Separation from Service, the disabled Participant, unless he otherwise elects in his Deferral Agreement, shall have his payments commence in the form specified in
Section 6.04 over a 5 year period.

     Section 6.04 Form of Benefit Payment. Upon the occurrence of an event described in Sections 6.01 or 6.03, the Bank shall pay to the Participant the amount specified in periodic installments as set forth in the Participant's Deferral Agreement. Payments commencing under Section 6.05 shall be paid over the specified period designated in the Participant's Deferral Agreement. Notwithstanding the foregoing, in the event a Participant fails to elect a form of payment of his Deferral Benefit the Participant's Deferral Agreement, the Deferral Benefit shall be distributed to the Participant in substantially equal quarterly payments over a period of five years.

     Section 6.05 Benefit Payment Prior to Separation from Service. A Participant may elect in his Deferral Agreement to have payments from his Deferred Benefit Account commence prior to Separation from Service at a specified date set forth in the Deferral Agreement. If the Participant elects to have benefits paid at a specified date or dates, such benefits shall be paid in either annual or quarterly installments over a period of five or ten years (as designated in the Participant's Deferral Agreement).

     Section 6.06 Withholding: Payroll Taxes and Code Section 409A Taxes. Any distribution under this Plan shall be reduced by the amount of taxes required to be withheld from such distribution. This Plan shall permit the acceleration of the time or schedule of a payment to pay employment related taxes as permitted under Treasury Regulation Section 1.409A-3(j) or to pay any taxes that may become due at any time that the arrangement fails to meet the requirements of Code Section 409A and the regulations and other guidance promulgated thereunder. In the latter case, such payments shall not exceed the amount required to be included in income as a result of the failure to comply with the requirements of Code Section 409A.

     Section 6.07 Commencement of Payments. Commencement of payments under this Plan shall begin no later than one month following the event which entitles a Participant (or a Beneficiary) to payments under this Plan. Notwithstanding any provision of this Plan to the contrary, if the Participant is considered a Specified Employee, then solely to the extent necessary to avoid penalties under Code Section 409A, no distribution shall be made during the first six (6) months following Separation from Service. Rather, any distribution which would otherwise be paid to the Participant during such period shall be accumulated and paid to the Participant in a lump sum on the first day of the seventh month following Separation from Service. All subsequent distributions shall be paid in the manner specified in the Plan.

     Section 6.08 Early Distributions. In the following circumstances and to the following extent, the Plan Administrator may, in its sole discretion, authorize the acceleration of the payment of benefits under the Plan.

         (a)   Unforeseeable Emergency.

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               At  the  request  of a  Participant,  or at  the  request  of the
               Participant's Beneficiary after the Participant's death, the Board may, in its sole discretion, accelerate any pay all or part of the value of a Participant's Deferred Benefit Account due under this Plan. Accelerated distributions at the request of the Participant or a Participant's Beneficiary may be allowed only in the event of an "unforeseeable emergency." For these purposes an "unforeseeable emergency" means a severe financial hardship to the Participant resulting from an illness or accident of the Participant, the Participant's spouse, or a dependent (as defined
               in  Code  Section  152(a))  of  the  Participant,   loss  of  the
               Participant's property due to casualty, the need to pay for medical expenses, including nonrefundable deductibles, as well as for the costs of prescription drug medication, the need to pay for the funeral expenses of a spouse, a Beneficiary, or a dependent (as defined in Code Section 152, without regard to Code
               Section 152(b)(1)(, (b)(2), and (d)(1)(B)), or other similar extraordinary and unforeseeable circumstances arising as a result of events beyond the control of the Participant. Amounts allowed as a hardship distribution may not exceed the amounts necessary to satisfy such emergency plus amounts necessary to pay taxes reasonably anticipated as a result of the distribution, after taking into account the extent to which such hardship is or may be relieved through reimbursement or compensation by insurance or otherwise, or by liquidation of the Participant's assets (to the extent the liquidation of such assets would not itself cause severe financial hardship). All hardship distributions shall be made in a single cash lump sum distribution within thirty (30) days following the date on which the Participant suffers an "unforeseeable emergency."

         (b)   Compliance with Domestic Relations Order.

               To the extent required to comply with the terms of a domestic relations order (within the meaning of Section 414(p) of the
               Code) directed to and served upon the Plan, the Plan Administrator may direct the payment of all or any portion of the benefit to which a Participant is entitled to at any time or in accordance with any benefit payment schedule set forth in such order. Such lump sum payment shall be in lieu of the benefits that would otherwise be payable to a Participant.

         (c)   Compliance with Certificate of Divestiture.

               To the extent necessary to effect compliance with a certificate of divestiture (within the meaning of Section 1043(b)(2) of the Code), the Plan Administrator may permit a lump sum payment in an amount up to the present value of the then remaining benefits otherwise payable to the Participant under this Plan. Such lump sum payment shall be in lieu of the benefits that would otherwise be payable to a Participant.

     Section 6.09 Payments in the Event of a Change in Control. In the event of a Change in Control, a Participant's Deferred Benefit Account(s) may be paid to the Participant, irrespective of whether the Participant suffers a Separation from Service if the Participant has elected a distribution upon a Change in Control in the Participant's Deferral Agreement.

     Section 6.10 Cashout of Small Benefits. Notwithstanding anything in this Plan to the contrary, if at any time the total present value of the payments due and payable to a Participant is equal to or less than the applicable dollar amount under Code Section 402(g)(1)(B) for year in which the Participant Separates from Service, such entire present value shall be paid to the recipient as soon as practicable. Any such payment shall be in full settlement of such person's interest under this Plan.

     Section 6.11 Transition Election Form. Notwithstanding anything in the Plan to the contrary, a Participant who previously filed a Deferral Agreement with the Bank may elect to change the time and manner of payment of the Deferral Benefit to another permissible time and form by filing with the Bank a Transition Year Election Form (attached hereto as Exhibit D), provided that such election is made by on or before December 31, 2008.

                                  ARTICLE VII

                             BENEFICIARY DESIGNATION

     Section 7.01 Beneficiary Designation. Each Participant shall have the right, at any time, to designate any person or persons as his Beneficiary or Beneficiaries to whom payment under this Plan shall be paid in the event of his death prior to complete distribution to the Participant of the benefits due under the Plan.

Section 7.02 Amendments. Any Beneficiary designation may be changed by a Participant by the written filing of such change on a form prescribed by the Bank. The filing of a new Beneficiary designation form will cancel all Beneficiary designations previously filed.

     Section 7.03 No Beneficiary Designation. If a Participant fails to designate a Beneficiary as provided above, or if all designated Beneficiaries predecease the Participant, then any amounts to be paid to the Beneficiary shall be paid first to the Participant's surviving spouse, if any, otherwise, to the Participant's estate.

     Section 7.04 Effect of Payment. The payment to the deemed Beneficiary shall completely discharge the Bank's obligations under this Plan.

                                  ARTICLE VIII

                        AMENDMENT AND TERMINATION OF PLAN

     Section 8.01 Amendment. The Board may at any time amend the Plan in whole or in part; provided, however, that no amendment shall be effective to decrease or restrict any Deferred Benefit Account at the time of such amendment and no amendment shall be made which shall affect the rights of a Participant under a validly executed and filed Deferral Agreement.

     Section 8.02 Termination of the Plan. The Bank may, in its discretion, elect to terminate the Plan in any of the following three circumstances provided below and accelerate the payment of the entire unpaid balance or payments of the Participant's benefits as if the Participant experienced a Separation from Service on the date of the termination of the Plan and in accordance with Code
Section 409A:

         (a) The Board of Directors may terminate the Plan within 12 months of a corporate dissolution taxed under Code section 331, or with approval of a bankruptcy court pursuant to 11 U.S.C. ss.503(b)(1)(A), provided that the amounts deferred under the Plan are included in the Participant's gross income in the latest of (i) the calendar year in which the Plan terminates; (ii) the calendar year in which the amount is no longer subject to a substantial risk of forfeiture; or (iii) the first calendar year in which the payment is administratively practicable.

         (b) The Board of Directors may terminate the Plan within the 30 days preceding a Change in Control (but not following a Change in
               Control), provided that the Plan shall only be treated as terminated if all substantially similar arrangements sponsored by the Bank are terminated so that the Participant and all participants under substantially similar arrangements are required to receive all amounts of compensation deferred under the terminated arrangements within 12 months of the date of the termination of the arrangements.

         (c) The Board of Directors may terminate the Plan provided that (i) the termination and liquidation does not occur proximate to a downturn in the financial health of the Bank, (ii) all arrangements sponsored by the Bank that would be aggregated with this Plan under Treasury Regulations Section 1.409A-1(c) if the Participant covered by this Plan was also covered by any of those other arrangements are also terminated; (iii) no payments other than payments that would be payable under the terms of the arrangement if the termination had not occurred are made within 12 months of the termination of the arrangement; (iv) all payments are made within 24 months of the termination of the arrangements; and (v) the Bank does not adopt a new arrangement that would be aggregated with any terminated arrangement under Treasury Regulations Section 1.409A-1(c) if the Participant participated in both arrangements, at any time within three years following the date of termination of the arrangement.

                                   ARTICLE IX

                                CLAIMS PROCEDURE

     Section 9.01 Claim for Benefits. Benefits shall be paid in accordance with the provisions of this agreement. The Participant or a Beneficiary or any other person claiming through the Participant, shall make a written request for benefits under this agreement. This written claim shall be mailed or delivered to the Plan Administrator. Such claim shall be reviewed by the Plan Administrator or its delegate.

     Section 9.02 Denial of Claim. If the claim is denied, in full or in part, the Plan Administrator shall provide a written notice within ninety (90) days setting forth the specific reasons for denial, and any additional material or information necessary to perfect the claim, and an explanation of why such material or information is necessary, and appropriate information and explanation of the steps to be taken if a review of the denial is desired.

     Section 9.03 Review of Denied Claim. If the claim is denied and a review is desired, the Participant (or Beneficiary) shall notify the Plan Administrator in writing within sixty (60) days (a claim shall be deemed denied if the Plan Administrator does not take any action within the aforesaid ninety (90) day period) after receipt of the written notice of denial. In requesting a review, the Participant or his Beneficiary may request a review of the Plan document or other pertinent documents with regard to the benefit created under this agreement, may submit any written issues and comments, may request an extension of time for such written submission of issues and comments, and may request that a hearing be held, but the decision to hold a hearing shall be within the sole discretion of the Board.

     Section 9.04 Board Review. The decision on the review of the denied claim shall be rendered by the Board within sixty (60) days after the receipt of the request for review (if a hearing is held) or within sixty (60) days after the hearing if one is held. The decision shall be written and shall state the specific reasons for the decision including reference to specific provisions of this Plan on which the decision is based.

                                   ARTICLE X

                           NATURE OF BANK'S OBLIGATION

     Section 10.01 Unsecured General Creditor. The Bank's obligations under this Plan shall be an unfunded and unsecured promise to pay. The Bank shall not be obligated under any circumstances to fund its financial obligations under this Plan.

     Section 10.02 General Assets. Any assets which the Bank may acquire or set aside to help cover its financial liabilities are and must remain general assets of the Bank subject to the claims of its creditors. Neither the Bank nor this Plan gives the Participant any beneficial ownership interest in any asset of the Bank. All rights of ownership in any such assets are and remain in the Bank.

                                   ARTICLE XI

                                  MISCELLANEOUS

     Section 11.01 Notice. Any notice which shall be or may be given under the Plan or a Deferral Agreement shall be in writing and shall be mailed by United States mail, postage prepaid.

     Section 11.02 Change of Address. Any party may, from time to time, change the address to which notices shall be mailed by giving, written notice of such new address.

     Section 11.03 Binding Agreement. The Plan shall be binding upon the Bank, its assigns, and any successor, and upon a Participant, his Beneficiary, assigns, heirs, executors and administrators.

     Section 11.04 Nonassignability. Except insofar as prohibited by applicable law, no sale, transfer, alienation, assignment, pledge, collateralization or attachment of any benefits under this Plan shall be valid or recognized by the Bank. Neither the Participant or Beneficiary shall have any power to hypothecate, mortgage, commute, modify, or otherwise encumber in advance of any of the benefits payable hereunder, nor shall any of said benefits be subject to seizure for the payment of any debts, judgments, alimony maintenance, owed by the Participant or his Beneficiary, or be transferable by operation of law in the event of bankruptcy, insolvency, or otherwise.

     Section 11.05 Gender and Number. Whenever the context so requires, masculine pronouns include the feminine and singular words include the plural.

     Section 11.06 Compliance with Section 409A of the Code. The Plan is intended to be a non-qualified deferred compensation plan described in Section 409A of the Code. The Plan shall be operated, administered and construed to give effect to such intent. To the extent that a provision of the Plan fails to comply with Code Section 409A and a construction consistent with Code Section 409A is not possible, such provision shall be void ab initio. In addition, the Plan shall be subject to amendment, with or without advance notice to Participants and other interested parties, and on a prospective or retroactive basis, including but not limited to amendment in a manner that adversely affects the rights of Participants and other interested parties, to the extent necessary to effect such compliance.

     Section 11.07 Applicable Law. This Plan shall be governed by the laws of the state of New York.

                                    Exhibit A

                            SENECA FALLS SAVINGS BANK
              AMENDED AND RESTATED 2005 DEFERRED COMPENSATION PLAN
                 DEFERRAL AGREEMENT WITH DISTRIBUTION ELECTIONS

     I, ____________________________, and Seneca Falls Savings Bank (the "Bank")
hereby agree for good and valuable consideration, the value of which is hereby acknowledged, that I shall participate in the Amended and Restated 2005 Deferred Compensation Plan (the "Plan"), initially effective as of May, 1981, amended and restated effective January 1, 2005 , and do further agree to the terms and conditions thereof.

     Pursuant to Article IV of the Plan, I understand that I may make an election to defer the receipt of a fixed percentage of my annual compensation and/or of my director's fees due to me during calendar year 200__. Accordingly I hereby make the following elections:

DEFERRAL ELECTIONS (May be made on an annual basis, with subsequent elections effective the first day of the following calendar year):

          Officers

     In accordance with the Plan, I hereby elect to defer _________ % (enter whole percentage) of my annual compensation for the Plan Year 20_____. Such deferrals shall commence on January 1, 20____, and shall renew annually thereafter unless changed at least 30 days prior to January 1 of any year under the Plan. I understand and agree that my deferral election applies only to compensation attributable to services I have not yet performed.

          Directors

     In accordance with the Plan, I hereby elect to defer __________ % of my board fees for the Plan Year 200__. Such deferrals shall commence on January 1, 20_____, and shall renew annually thereafter unless changed at least 30 days prior to January 1 of any year under the Plan. I understand and agree that my deferral election applies only to compensation attributable to services I have not yet performed.

     I understand that my election to defer shall continue in accordance with this Deferral Agreement with Distribution Elections until such time as I submit a "Notice of Adjustment of Deferral" (Exhibit C hereto) to the Plan Administrator at least 30 days prior to January 1 of any year under the Plan. A Notice of Adjustment of Deferral can be used to adjust the amount of my annual compensation and/or board fees to be deferred or to discontinue deferrals altogether.

DISTRIBUTION ELECTION (To be completed only one time and shall apply to all deferrals):

     If you have previously made a distribution election, please skip this section and sign and date the form on the last page. The Plan provides that you may make a single distribution election, which will apply to all of your deferrals.

     In accordance with terms of the Plan, I understand and agree that all Plan benefits shall be paid in the form I selected below, and that such distribution form, once made by me, shall be. I also understand and agree that my Deferred Benefit Account shall be distributed commencing on the first day of the first month following the occurrence of the event giving rise to the distribution, provided, however, that if I am a Specified Employee as described in Section 2.17, I understand and agree that distributions of my Deferred Benefit Account balance will not commence until the first day of the 7th month following the month of my Separation from Service.

     Select either (i) or (ii) below:

     (i) Fixed Distribution Schedule at Specified Date

     In accordance with the terms of the Plan, I hereby elect a deferral period of _____ years. Payments hereunder shall commence in the year 20__. In accordance therewith, I hereby elect to receive the amount of my Deferred Benefit Account in the following form (check one):

          _____ Substantially equal quarterly payments over a period of 5 years

          _____ Substantially equal annual payments over a period of 5 years

          _____ Substantially equal quarterly payments over a period of 10 years

          _____ Substantially equal annual payments over a period of 10 years

     (ii) Separation from Service

     In the event of my Separation from Service on the Board, or from employment with the Bank for any reason other than cause, I hereby elect to receive my Deferred Benefit Account in the following form (check one):

          _____  Substantially equal quarterly payments over a period of 5 years

          _____ Substantially equal annual payments over a period of 5 years

          _____ Substantially equal quarterly payments over a period of 10 years

          _____ Substantially equal annual payments over a period of 10 years

                               OPTIONAL PROVISIONS

     Notwithstanding the foregoing, in the event of my Disability, death prior to termination of employment or from service, or in the event of a Change in Control of the Bank, as such terms are defined in the Plan, I hereby elect the following alternative distribution forms. I understand that these elections are optional, and that if not made, any relevant distribution will be made in accordance with my selection under (i) or (ii) above:

     (iii) Disability

     In the event that my service on the Board or employment with the Bank is terminated on account of my Disability, I hereby elect to receive my Deferred Benefit Account in the following form (check one):

          _____  Substantially equal quarterly payments over a period of 5 years

          _____ Substantially equal annual payments over a period of 5 years

          _____ Substantially equal quarterly payments over a period of 10 years

          _____ Substantially equal annual payments over a period of 10 years

     (iv) Death

     In the event of my death prior to termination of service on the Board or termination of employment with the Bank, I hereby elect that my Deferred Benefit Account be distributed to my beneficiary(ies) in the following form (check one):

          _____  Substantially equal quarterly payments over a period of 5 years

          _____ Substantially equal annual payments over a period of 5 years

          _____ Substantially equal quarterly payments over a period of 10 years

          _____ Substantially equal annual payments over a period of 10 years

     (v) Change in Control

     In the event of a Change in Control of the Bank, I hereby elect to receive my Deferred Benefit Account in the following form (check one):

          _____  Substantially equal quarterly payments over a period of 5 years

          _____ Substantially equal annual payments over a period of 5 years

          _____ Substantially equal quarterly payments over a period of 10 years

          _____ Substantially equal annual payments over a period of 10 years


                            [Signature page follows]

     This Deferral Agreement with Distribution Elections shall become effective upon execution below by both the Participant and a duly authorized officer of the Bank.



         Dated this _____ day of _______________, 20___.


         ---------------------------              ------------------------------
         (Participant)                            (Bank duly authorized Officer)

                                    Exhibit B

 SENECA FALLS SAVINGS BANK AMENDED AND RESTATED 2005 DEFERRED COMPENSATION PLAN
                             BENEFICIARY DESIGNATION


     The undersigned Participant under the terms of the Amended and Restated Seneca Falls Savings Bank 2005 Deferred Compensation Plan, hereby designates the following beneficiary(ies) to receive payments under such Plan following his death:

     Primary Beneficiary: -----------------------------------------

     Secondary Beneficiary: ---------------------------------------

     This  Beneficiary   Designation   hereby  revokes  any  prior   Beneficiary
Designation which may have been in effect.

     This Beneficiary Designation is revocable by the completion of a new Beneficiary Designation.


Dated: __________ ____, 200___



--------------------------------            ---------------------------------
(Witness)                                   Participant (Print)



                                            ---------------------------------
                                            Participant (Signature)

                                    Exhibit C

                            SENECA FALLS SAVINGS BANK
              AMENDED AND RESTATED 2005 DEFERRED COMPENSATION PLAN
                        NOTICE OF ADJUSTMENT OF DEFERRAL


To:          Seneca  Falls  Savings  Bank
Attention:   Plan Administrator, Amended and Restated 2005 Deferred Compensation
             Plan

     I hereby give notice of my election to adjust the amount of my compensation deferral in accordance with my Deferral Agreement, dated the _____ day of _________, 200__. This notice is submitted at least thirty (30) days prior to January 1st, and shall become effective as of January 1st, as specified below.


         Adjust my deferral as of:                    January __, 20__

         Deferred Salary (if applicable)

         Previous Deferral Percentage                  _____ %
         New Deferral Percentage                       _____ %
         N/A                                           _____

         Deferred Director's Fees (if applicable)

         Previous Deferral Percentage                  _____ %
         New Deferral Percentage                       _____ %
         N/A                                           _____


Dated: __________ ____, 20___



--------------------------------            ---------------------------------
(Witness)                                   Participant (Print)

                                            ---------------------------------
                                            Participant (Signature)

                                    Exhibit D

                            SENECA FALLS SAVINGS BANK
              AMENDED AND RESTATED 2005 DEFERRED COMPENSATION PLAN
                          TRANSITION YEAR ELECTION FORM

Instructions: If you are a participant in the Seneca Falls Savings Bank Amended and Restated 2005 Deferred Compensation Plan (the "Plan"), and you previously filed a Deferral Agreement with Seneca Falls Bank (the "Bank") in which you elected the time and manner of payment of your Deferral Benefit (e.g., quarterly installments over five years), you have a limited period of time to use this Transition Year Election Form to elect to change your previous distribution options. For example, if you previously elected to receive your Plan benefits in quarterly installments upon your Separation from Service with the Bank, you may use this Transition Year Election Form to change your form of benefit to annual installments.

Due to current IRS rules, individuals who participate in the Plan during 2008 must complete this form on or before December 31, 2008. You may not use this form to change your distribution elections with respect to payments that are scheduled to be made to you in 2008, or otherwise to cause payments to be made to you in 2008.

Print Name:
            --------------------------------------

Note: If you do not wish to change your form of payment under a previously filed Deferral Agreement with Distribution Elections (or other similar election form), then you do not need to complete this Transition Year Election Form.

                       DISTRIBUTION FORM ELECTION OPTIONS

     In accordance with terms of the Plan, I understand and agree that all Plan benefits shall be paid in the form I select below, and that such distribution form, once made by me, shall be irrevocable. I also understand and agree that my Deferred Benefit Account shall be distributed commencing on the first day of the first month following the occurrence of the event giving rise to the distribution,  except  that if I am a  "Specified  Employee,"  as  described  in
Section 2.17, I understand and agree that distributions of my Deferred Benefit Account balance will not commence until the first day of the 7th month following the month of my Separation from Service.

     Select either (i) or (ii) below:

     (i)       Fixed Distribution Schedule at Specified Date

     In accordance with the terms of the Plan, I hereby elect a deferral period of _____ years. Payments hereunder shall commence in the year 20__. In accordance therewith, I hereby elect to receive the amount of my Deferred Benefit Account in the following form (check one):

               _____ Substantially equal quarterly payments over a period of 5 years

               _____ Substantially equal annual payments over a period of 5 years

               _____ Substantially equal quarterly payments over a period of 10 years

               _____ Substantially equal annual payments over a period of 10 years

     (ii)      Separation from Service

     In the event of my Separation from Service on the Board, or from employment with the Bank for any reason other than cause, I hereby elect to receive my Deferred Benefit Account in the following form (check one):

               _____ Substantially equal quarterly payments over a period of 5 years

               _____ Substantially equal annual payments over a period of 5 years


               _____ Substantially equal quarterly payments over a period of 10 years

               _____ Substantially equal annual payments over a period of 10 years


                               OPTIONAL PROVISIONS

     Notwithstanding the foregoing, in the event of my Disability, death prior to termination of employment or from service, or in the event of a Change in Control of the Bank, as such terms are defined in the Plan, I hereby elect the following alternative distribution forms. I understand that these elections are optional, and that if not made, any relevant distribution will be made in accordance with my selection under (i) or (ii) above:

     (iii)     Disability

     In the event that my service on the Board or employment with the Bank is terminated on account of my Disability, I hereby elect to receive my Deferred Benefit Account in the following form (check one):

               _____ Substantially equal quarterly payments over a period of 5 years

               _____ Substantially equal annual payments over a period of 5 years


               _____ Substantially equal quarterly payments over a period of 10 years


               _____ Substantially equal annual payments over a period of 10 years


     (iv)      Death

     In the event of my death prior to termination of service on the Board or termination of employment with the Bank, I hereby elect that my Deferred Benefit Account be distributed to my beneficiary(ies) in the following form (check one):

               _____ Substantially equal quarterly payments over a period of 5 years


               _____ Substantially equal annual payments over a period of 5 years

               _____ Substantially equal quarterly payments over a period of 10 years

               _____ Substantially equal annual payments over a period of 10 years

     (v)       Change in Control

     In the event of a Change in Control of the Bank, I hereby elect to receive my Deferred Benefit Account in the following form (check one):

               _____ Substantially equal quarterly payments over a period of 5 years

               _____ Substantially equal annual payments over a period of 5 years

               _____ Substantially equal quarterly payments over a period of 10 years

               _____ Substantially equal annual payments over a period of 10 years



                            [Signature page follows]

     This Transition Year Election Form shall become effective upon execution below by both the Participant and a duly authorized officer of the Bank.



-----------------------------                  -------------------------------
(Participant)                                  (Bank duly authorized Officer